EX-99.23(h)(44)

                                    AMENDMENT
                                       TO
                            TRANSFER AGENCY AGREEMENT


     AMENDMENT made as of this 30th day of April, 2007, by and between JNL Series Trust, a Massachusetts business trust (the "Trust"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Trust and JNAM entered into a Transfer Agency Agreement (the "Agreement") dated January 31, 2001; and

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate funds ("Funds") of the Trust and the owners of record thereof; and

     WHEREAS, the Funds in existence on the date of the Agreement ("Current Portfolios") are set forth in the Agreement; and

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of two new funds (the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund);

     WHEREAS,   in  order  to  reflect  the  sub-adviser  change  from  Fidelity
Management Research Company to Pyramis Global Advisers for all funds previously subadvised by Fidelity Management and Research Company;

     WHEREAS, in order to reflect the name change for all funds sub-advised by Pyramis Global Advisers to "FI" when referencing the sub-adviser (formerly the sub-adviser was referenced as "FMR," hereinafter, the sub-adviser should be referenced as "FI");

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to Goldman Sachs Asset Management, L.P. for the JNL/Western Asset Strategic Bond Fund;

     WHEREAS, in order to reflect a name change for the JNL/Western Asset Strategic Bond Fund to the JNL/Goldman Sachs Core Plus Bond Fund;

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to J.P. Morgan Investment Management Inc. for the JNL/Western Asset U.S. Government & Quality Bond Fund;

     WHEREAS, in order to reflect the name change for the JNL/Western Asset U.S. Government & Quality Bond Fund to the JNL/JP Morgan U.S. Government & Quality Bond Fund;

     WHEREAS, in order to reflect a change in sub-adviser from Western Asset Management Company to PPM America, Inc. for the JNL/Western Asset High Yield Bond Fund; WHEREAS, in order to reflect the name change for the JNL/Western Asset High Yield Bond Fund to the JNL/PPM America High Yield Bond Fund; and

     WHEREAS, in order to reflect the merger of the JNL/Alger Growth Fund, and the JNL/Oppenheimer Growth Fund into The JNL/T. Rowe Price Established Growth Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated April 30, 2007, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                                   JNL SERIES TRUST


_____________________________________     By: _________________________________
                                          Name:    Susan S. Rhee
                                          Title:   Vice President, Counsel,
                                                   and Secretary

ATTEST:                                   JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                          By: _________________________________
                                          Name: Mark D. Nerud
                                          Title: President

                                   SCHEDULE A
                              DATED APRIL 30, 2007

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                                      FUNDS

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                          JNL/AIM Large Cap Growth Fund

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                            JNL/AIM Real Estate Fund

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                          JNL/AIM Small Cap Growth Fund

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                 JNL/Credit Suisse Global Natural Resources Fund

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                        JNL/Credit Suisse Long/Short Fund

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                           JNL/Eagle Core Equity Fund

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                         JNL/Eagle SmallCap Equity Fund

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                              JNL/FI Balanced Fund

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                           JNL/FI Mid-Cap Equity Fund

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                  JNL/Franklin Templeton Founding Strategy Fund

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                    JNL/Franklin Templeton Global Growth Fund

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                       JNL/Franklin Templeton Income Fund

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                    JNL/Franklin Templeton Mutual Shares Fund

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                   JNL/Franklin Templeton Small Cap Value Fund

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                      JNL/Goldman Sachs Core Plus Bond Fund

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                      JNL/Goldman Sachs Mid Cap Value Fund

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                   JNL/Goldman Sachs Short Duration Bond Fund

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                     JNL/JPMorgan International Equity Fund

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                      JNL/JPMorgan International Value Fund

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                JNL/JPMorgan U.S. Government & Quality Bond Fund

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                        JNL/Lazard Emerging Markets Fund

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                         JNL/Lazard Small Cap Value Fund

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                          JNL/Lazard Mid Cap Value Fund

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                JNL/Mellon Capital Management S&P 500 Index Fund

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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund

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               JNL/Mellon Capital Management Small Cap Index Fund

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             JNL/Mellon Capital Management International Index Fund

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                  JNL/Mellon Capital Management Bond Index Fund

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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

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                   JNL/Mellon Capital Management Index 5 Fund

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                   JNL/Mellon Capital Management 10 x 10 Fund

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                       JNL/Oppenheimer Global Growth Fund

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                           JNL/PIMCO Real Return Fund

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                        JNL/PIMCO Total Return Bond Fund

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                      JNL/PPM America High Yield Bond Fund

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                        JNL/PPM America Value Equity Fund

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                             JNL/Putnam Equity Fund

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                          JNL/Putnam Midcap Growth Fund

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                            JNL/Select Balanced Fund

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                          JNL/Select Global Growth Fund

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                        JNL/Select Large Cap Growth Fund

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                          JNL/Select Money Market Fund

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                              JNL/Select Value Fund

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                              JNL/Select Value Fund

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                    JNL/T. Rowe Price Established Growth Fund

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                      JNL/T. Rowe Price Mid-Cap Growth Fund

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                          JNL/T. Rowe Price Value Fund

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                           JNL/S&P Managed Growth Fund

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                        JNL/S&P Managed Conservative Fund

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                      JNL/S&P Managed Moderate Growth Fund

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                          JNL/S&P Managed Moderate Fund

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                     JNL/S&P Managed Aggressive Growth Fund

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                         JNL/S&P Retirement Income Fund

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                          JNL/S&P Retirement 2015 Fund

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                          JNL/S&P Retirement 2020 Fund

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                          JNL/S&P Retirement 2025 Fund

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                    JNL/S&P Moderate Retirement Strategy Fund

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                JNL/S&P Moderate Growth Retirement Strategy Fund

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                     JNL/S&P Growth Retirement Strategy Fund

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                        JNL/S&P Disciplined Moderate Fund

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                    JNL/S&P Disciplined Moderate Growth Fund

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                         JNL/S&P Disciplined Growth Fund

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